UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2014, EnerNOC, Inc., (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, acting on behalf of itself and the several initial purchasers named in Schedule I thereto (collectively, the “Initial Purchasers”), relating to the Company’s sale of $160.0 million aggregate principal amount of 2.25% convertible senior notes due 2019 (the “Notes”) in an offering (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Act”). The Offering is expected to close on August 18, 2014. The Company has also granted the Initial Purchasers an option to purchase, within a 13-day period beginning on, and including, the initial closing date of the sale of the Notes, up to an additional $20 million principal amount of Notes from the Company solely to cover over-allotments, if any (the “Over-Allotment Option”). The Notes are being offered in a private placement in reliance on Section 4(a)(2) of the Securities Act and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Act. The Company and the Initial Purchasers relied on these exemptions from registration based in part on representations made by the Company and the Initial Purchasers, respectively. The Purchase Agreement includes customary representations, warranties and covenants by the Company and the Initial Purchasers. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities under the Act. None of the Notes or the common stock issuable upon exchange of the Notes have been registered under the Act or the securities laws of any other jurisdiction and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 13, 2014, the Company issued a press release announcing the pricing of the Offering. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, among EnerNOC, Inc., and Morgan Stanley & Co. LLC, acting on behalf of itself and the several initial purchasers named in Schedule I thereto, dated August 12, 2014.

99.1	Press release, dated August 13, 2014, titled “EnerNOC Announces Pricing of $160 Million of Convertible Senior Notes.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: August 13, 2014	By:	/s/ Neil Moses
	Name:	Neil Moses
	Title:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, among EnerNOC, Inc., and Morgan Stanley & Co. LLC, acting on behalf of itself and the several initial purchasers named in Schedule I thereto, dated August 12, 2014.

99.1	Press release, dated August 13, 2014, titled “EnerNOC Announces Pricing of $160 Million of Convertible Senior Notes.”